United States

Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 6, 2004

Global Preferred Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-23637 (Commission File Number)	58-2179041 (I.R.S. Employer Identification No.)

6455 East Johns Crossing
Suite 402
Duluth, GA 30097
(Address of principal executive offices)

(770) 248-3311
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

On January 6, 2004, Global Preferred Holdings, Inc. (“Global Preferred”) mailed its Third Quarter 2003 Quarterly Stockholder’s Report to stockholders. The Question and Answer section of this Report contained information regarding Global Preferred’s claim experience. A copy of the Question and Answer Section of the Report is furnished as Exhibit 99.1 to this report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
	99.1	Question and Answer Section of the Third Quarter 2003 Quarterly Stockholder’s Report

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 6, 2004	Global Preferred Holdings, Inc.

	By:	/s/ Bradley E. Barks

	Name: Title:	Bradley E. Barks Chief Financial Officer